Exhibit 99.1

1 Management Presentation December 2008

2 This presentation contains forward-looking statements (as defined in the Private Securities Litigation Reform Act of 1995) that are based on current expectations, estimates, forecasts and projections, as the case may be, and as such involve substantial risks and uncertainties. All statements, other than statements of historical facts, included in this presentation regarding our strategy, future operations, prospects, plans and objectives of management are forward-looking statements. The words “anticipates”, “believes”, “estimates”, “expects”, “intends”, “may”, “plans”, “w ill”, “would”, “could” and similar expressions are intended to identify forward-looking statements, although not all forward looking statements contain these identifying words. These statements are not guarantees of future performance, and involve risks, uncertainties and assumptions which are difficult to predict. We may not actually achieve the plans, intentions or expectations disclosed in our forward-looking statements and you should not place undue reliance on our forward-looking statements. Actual results or events could differ materially from the plans, intentions, and expectations disclosed in the forward-looking statements we make. We have included important factors in the cautionary statements included in our Form 10-K for the year ended December 29, 2007, particularly in the “Risk Factors” sections, that w e believe could cause actual results or events to differ materially from the forward-looking statements w e make and w e may update such “Risk Factors” in quarterly reports on Form 10-Q. Other risks, uncertainties and factors, including those discussed under “Risk Factors”, could cause our actual results to differ materially from any forward-looking statements w e make. Our forward-looking statements do no reflect the potential impact of any future acquisitions, mergers, dispositions, joint ventures or investments w e may make. The oral statements made in connection with this presentation may include forward-looking statements regarding the Company, including statements about its operations and prospects. Past performance is not necessarily indicative of future results. The Company’s actual results and other circumstances could differ materially from any results or circumstances anticipated in any forward-looking statements as a result of uncertainties described in our Risk Factors. Except as required under the federal securities laws and the rules and regulations of the SEC, w e do not assume any obligation to update or revise any forward-looking statements after w e distribute this presentation, or to update the reasons actual results could differ materially from those anticipated in these forward-looking statements, even if new information becomes available in the future. SPECIAL NOTE REGARDING FORWARD-LOOKING STATEMENTS

3 The FGX Advantage Leading market positions Portfolio of highly recognized brands Balanced business model Low-cost sourcing strategy Multiple growth opportunities Customer service focus • #1 in readers, #1 in popular priced sunglasses in rapidly growing markets • Fragmented competitive landscape with significant switch-out costs • FosterGrant – 60 year heritage and widely recognized by consumers • Magnivision – the original reading glass brand • Diversified business profile of readers and sunglasses • Largest segment (readers) provides over 50% of revenues and is non-seasonal and recession resistant • Global outsourcing for over two decades • Strong and consistent gross margins driven by disciplined purchasing • New channels, cross-selling and international expansion • Recent accretive acquisition of Dioptics Medical Products • 2,200 person web enabled field service team • 50 person merchant team interacting daily with accounts Experienced management team • Average senior management experience of over 20 years • Extensive public company experience in all key positions

4 Leading Market Positions in Key Product Categories • Foster Grant + Magnivision creates leading share in a growing market estimated at 50%+ share in category that grows low double digits • Magnivision – the original reading glass brand has #1 market share • Foster Grant #1 market share in mass/popular priced sunglasses: estimated to be 20% of total market • Recently acquired Solar Shields - #1 in clip-on and fits-over categories • Fragmented competitive landscape with significant switch out costs (e.g. product buyback, fixtures) creating barriers to entry

5 Compelling Industry Trends • Favorable demographics for reading glasses with aging baby boomers • Increase in LASIK surgery and contact lens usage that correct nearsightedness, thus requiring reading glasses • Readers and popular priced sunglasses are less susceptible to fluctuations in discretionary spending • Desire for multiple, activity-specific sunglasses and greater eye protection from harmful sun rays • Consumer desire for fashion at lower price points Aging U.S. Population 2003 – 2015E Pairs of Sunglasses in Regular Use Source: U.S. Census Bureau Source: Jobs on/VCA data. 100,000 people surveyed. % Growth 2003 to 2015E 55% of consumers own 2+ pairs of sunglasses 12% 10% -1% -1% 6% 16% 7% -4% -13% -4% 18% 38% 55% 61% 27% 3% 20% 11% (20%) (10%) 0% 10% 20% 30% 40% 50% 60% 70% 0-4 5-9 10- 14 15- 19 20- 24 25- 29 30- 34 35- 39 40- 44 45- 49 50- 54 55- 59 60- 64 65- 69 70- 74 75- 79 80+ Total Core Reader’s Market 1 Pair, 46% 2 Pairs, 34% 3 Pairs, 12% 4 Pairs, 4% More than 5 Pairs, 3% 5 Pairs, 2%

6 Portfolio of Highly Recognized, Quality Eyewear Brands • 60 year heritage • Only popular priced sunglasses brand that advertises • #1 market position in readers • Double the market share of the nearest competitor • #1 market position in clip-ons and fits-over • #1 doctor recommended sunglass brand • Sold at premium price points ($50 - $170) • Gargoyles re-launched in 2008 TM

7 Capitalize on Existing Brand Awareness • Television advertising campaign to begin in mid-January 2009 to raise category awareness • Initial campaign to run for 15 weeks with over 6,000 total spots • See commercial at www.fgxi.com • Second year of television advertising began April 2008 and ran through mid-July • New ad campaign commencing mid January 2009 will feature a celebrity from the 1970’s campaign • Over 3,000 commercial spots to be aired in initial 8- week campaign

8 Balanced Business Model 2007 Sales by Product Line 2007 Sales by Channel • Revenue from diverse product assortment of readers and sunglasses plus international segment • Largest segment - reading glasses - is high margin, stable, non-seasonal • Scalable international business • Distribution through multiple channels - Expanding penetration through new customers and cross-selling - Mid-tier presents sizeable growth opportunity in all categories

9 Efficient, Low Cost Sourcing Model Scale Experience Relationships Operating Efficiency • 70 million units sourced annually • Economies of scale drives pricing leverage • Over 25 years of China sourcing experience • Operate Logistics office and Quality Control lab in Shenzhen, China • Average relationship with top 10 suppliers over 10 years • Supplier diversity – none represents over 15% • Tight management of air freight • Margin expansion opportunity for Dioptics brands • Potential for gross margin expansion in 2009 as cost pressures subside

10 Growth Strategies: a Multi-Pronged Approach Expand Distribution Cross-sell product lines; enhanced with Dioptics Medical Products acquisition Further penetrate existing customers and channels Expand to new customers and channels Expand Product Offerings Expand fashionable optical products Enhance product features Selective use of licensed brands International Expansion Expand U.K. reading glasses presence Extend existing retail relationships internationally Strategic Acquisitions Recently completed acquisition of Dioptics Medical Products Strong Free Cash Flow and strengthened balance sheet enable additional acquisitions to be considered

11 Significant Barriers to Entry Comprehensive customer management 2,200 person web enabled field service team 50 person merchant team providing collaborative planning, sales analysis and planogram management 20 person logistics and forecast team responsible for achieving 98-99% fill rate Scale advantages Significant upfront investment required for competitive product buyback, fixtures and inventory to take over an account Nationally recognized optical brands Organizational infrastructure required to service national retailers Long term relationships at key retailers Long term contracts with most key accounts Preemptive renewal strategy has resulted in 100% renewal rate of all major contracts

12 Long-Standing Relationships with National Retailers Length of relationship Product Assortment Customer 20+ years 20+ years 18 years 15 years 14 years 13 years 12 years 11 years 11 years Sun, Readers, Dioptics, Frames Sun, Readers Sun, Readers, Dioptics Readers Sun, Readers, Dioptics Sun, Readers, Dioptics Sun, Readers, Dioptics Sun, Readers, Dioptics Readers Penetration in over 57,000 doors worldwide Rite Aid 2007 “Front End Supplier of the Year”

13 Selected Cross-Selling Opportunities by Channel > 50% Between 0% and 50% 0%

14 Selected New Business Opportunities by Channel Category Opportunity Category Opportunity Channel/Customer Reader Sun Dioptics Channel/Customer Reader Sun Dioptics Club Specialty Grocery Mid Tier / Department Stores Variety Sporting Goods n/a n/a n/a n/a n/a

15 New Business Update Estimated Channel/Customer New Business Pick Up Annual Revenues Mass Merchants Specialty Sun and Reader Displays $1 Million Sun and Reader Displays $1 Million Reader Displays $4 - 5 Million Sun Glasses $1 Million Sun and Reader Displays $3 Million

16 Strong Capital Structure to Support Growth Current loan facility includes $100 million term loan with a $75 million revolving credit facility and a $50 million accordion feature Interest rate swap - fixed interest rate at 3.2% plus LIBOR for $50 million of term loan; balance floats at LIBOR + 1.75%; grid pricing Debt balance at end of Q3 2008 was approximately $105 million; increased to $130.0 million with Dioptics acquisition Leverage ratio (debt to Adjusted EBITDA(1)) after Dioptics acquisition increases to 2.0 - 2.5x Reduced annual run rate of interest expense to approximately $7 million for 2008; incremental interest expense of approximately $2.0 million for Dioptics acquisition .. Substantial Free Cash Flow for debt reduction, acquisitions, stock buybacks and to fund future growth (1) A reconciliation of the results “ as reported”, which are in accordance with GAAP, to results “excluding adjustments” or to “Adjusted EBITDA”, “EBITDA, excluding adjustments” or “Free Cash Flow”, which are non-GAAP measures, is included in the Consolidated Statements of Income Data, and related notes thereto, attached to this presentation. The Company believes that non-GAAP measures are useful for an understanding of its ongoing business .

17 Dioptics Acquisition Overview Other Financial Information Business Overview • Seller of Solar Shields and clip-on sunglasses • Over 400 U.S. and international patents • Medical, mass market, sporting goods, chain drug, grocery and specialty distribution channels • Significant customers include: Wal-Mart, Walgreens, Alcon, Allergan & QVC •Cross-selling opportunities • Steve Crellin appointed to lead Dioptics • Integration Team in place • $1 – 2 million in synergies •Revenues: •Approximately $33M •Purchase Price: •$35.0M Cash – ($32.7M net of existing cash) •952,380 Shares issued – valued at $9.9M for GAAP purposes $42.6M Net Purchase Price

18 Depreciation & Amortization Implications Accounting Considerations Fixture additions in 2007 and 2008 to support growth Above average current and near-term depreciation and amortization expense Fixtures – 2 year depreciation and 4 year average useful life Depreciation and amortization expected to decrease significantly beginning in 2009 CAPEX D&A $18.9 $20 - $21 $0 $5 $10 $15 $20 $25 2007 2008E ($ in millions) $17 $16 $16 $16 $16 $16 $15 $15 $15 $15.5 $16-$17 2007 2008E ($ in millions)

19 Historical Financial Performance Summary Income Statement The increase in net sales for the third quarter was primarily due to organic sales growth at existing customers in the non-prescription reading glasses and sunglasses segments. The increase in gross margins was primarily due to a favorable sales mix. Operating expenses reflect fixture depreciation and freight costs and public company related costs. Interest expense reduction was due to debt paydown and refinancing of remaining debt, and lower interest rates from a new debt facility entered into in December 2007. EPS reflects share count of 21.3 million shares in Q3 08 vs 14.6 million in Q3 07. Consolidated Statement of Operations Data (in thousands, except share and per share amounts) Q32008 Q32007 Net sales Gross profit Gross margin Operating expenses Operating income Interest expense Other income (expenses) Income tax expense (benefit) Net income Diluted earnings per share $59,103 33,223 56.2% 25,628 7,595 1,478 (301) 1,909 $3,907 $0.18 $53,919 29,157 54.1% 22,675 6,482 6,037 76 539 $(16) $0.00

20 Historical Financial Performance Selected Balance Sheet Data and Key Working Capital Metrics DSO improved to 67 days in Q3 YTD 2008 from 79 days in Q3 YTD 2007 Inventory days improved to 109 days in Q3 YTD 2008 from 116 days in Q3 YTD 2007 Working Capital improved to $32.4 million in Q3 2008 from $30.5 million in Q4 2007 Selected Balance Sheet Data (in thousands) As of October 4, 2008 As of December 29, 2007 Cash & cash equivalents Accounts receivable, net Inventories, net Property, plant & equipment Accounts payable Total debt Shareholder’s equity $1,969 37,789 34,486 19,991 21,583 104,971 27,111 $4,567 53,001 33,226 21,349 27,364 120,439 17,333

21 Summary Leading market positions Balanced business model Portfolio of highly recognized brands Low-cost sourcing strategy Scale and experience create barriers to entry Multiple growth opportunities Experienced management team Customer service focus

22 EBITDA Reconciliation (in thousands) The table below reconciles EBITDA to net income, the most directly comparable GAAP measure. Fiscal Period Ended December 29, 2007 December 30, 2006 (in thousands) (in thousands) The table below reconciles Free Cash flow to the EBITDA table above. December 29, 2007 December 30, 2006 December 29, 2007 December 30, 2006 Credit Statistics See accompanying Notes to Consolidated Statements of Income and Other Selected Data. As Reported Adjustments (5) Excluding Adjustments As Reported Adjustments(6) Excluding Adjustments Net income (Loss) Income tax expense Interest expense, net Depreciation and amortization EBITDA margin (EBITDA net sales) $4,708 294 24,710 18,871 $48,583 20.2% $4,798 2,940 (2,780) - $4,958 $9,506 3,234 21,930 18,871 53,541 22.3% $(2,980) 4,245 21,951 18,416 41,632 19.9% $3,115 1,909 - - $5,024 $135 6,154 21,951 18,416 $46,656 21.8% EBITDA Less: Capital Expenditures Free Cash Flow(2) $48,583 (15,472) $33,111 $4,958 - $4,958 $53,541 (15,472) $38,069 $41,632 (10,948) $30,684 $5,024 - $5,024 $46,656 (10,948) $35,708 Debt Leverage Ratio(2) Debt to EBITDA(1) $120,311 2.5x $120,311 2.5x $213,583 5.1x $213,583 4.6x

23 NOTES TO CONSOLIDATED STATEMENTS OF INCOME AND OTHER SELECTED DATA 1. We have presented the “Adjustments” and “Excluding Adjustments” columnar information for the fiscal years ended December 29, 2007 and December 30, 2006 because we believe it provides securities analysts, investors and other interested parties with more insight as to the Company’s results without regard to certain significant events and transactions that occurred during the fiscal periods presented and that may or may not be recurring in nature. We believe the presentation of this data provides the reader with a greater understanding of the impact of certain items on specific U.S. Generally Accepted Accounting Principles (GAAP), or “as reported,” measures, including net income, operating income and gross profit. Management utilizes this information to better understand its operating results as well as the impact of and progress on certain strategic initiatives. The columnar information under the caption “Excluding Adjustments” are not substitutes for analysis of our results as reported under U.S. GAAP and should only be used as supplemental information. 2. EBITDA represents net income before interest, income taxes, depreciation and amortization. We believe that EBITDA, EBITDA “Excluding Adjustments” (See Note (1) above) and Free Cash Flow are performance measures that provide securities analysts, investors and other interested parties with a measure of operating results unaffected by differences in capital structures, capital investment cycles and ages of related assets among otherwise comparable companies in our industry. We further believe that EBITDA is frequently used by securities analysts, investors and other interested parties in their evaluation of companies, many of which present an EBITDA measure when reporting their results. We believe EBITDA facilitates company to company operating performance comparisons by adjusting for potential differences caused by variations in capital structures (affecting net interest expense), taxation (such as the impact of differences in effective tax rates or net operating losses) and the age and book depreciation of facilities and equipment (affecting relative depreciation expense), which may vary for different companies for reasons unrelated to operating performance. EBITDA has limitations, including that it is not necessarily comparable to other similarly titled financial measures of other companies due to the potential inconsistencies in the method of calculation. It should not be considered either in isolation or as a substitute for analysis of our results as reported under U.S. GAAP. Because of these limitations, EBITDA should not be considered as a measure of discretionary cash available to us to invest in the growth of our business. We compensate for these limitations by relying primarily on our results presented in accordance with U.S. GAAP and using EBITDA only supplementally. 3. Results for fiscal 2007 include a $4.4 million pre-tax charge in connection with the continued vacancy at the Company’s Miramar, Florida facility; $2.8 million pre-tax charge related to the early extinguishment of debt relative to the Company’s refinancing of its remaining indebtedness to more favorable terms; and a $0.2 million pre-tax charge in connection with the recall of children’s sunglasses. 4. Results for fiscal 2006 include a $3.6 million pre-tax charge related to the return of non-prescription reading glasses resulting from commitments made to a majority of U.K. retail customers. This charge is in connection with the implementation of our change in U.K. business strategy and merchandising including new fixtures, updated product line offerings and new signage; and a $1.4 million pre-tax charge incurred in connection with the write off of an asset related to the buyback of competitive product due to the loss of business from a customer that sold certain retail stores to a third party. 5. The Leverage Ratios of Debt to EBITDA and Debt to EBITDA “Excluding Adjustments” for the fiscal years ended December 29, 2007 and December 30, 2006 are calculated by dividing the Company’s Debt balance at period then ended by the associated EBITDA measure on a trailing 12-month basis. This ratio of Debt to EBITDA is a credit metric commonly used by investors and credit agencies as an indicator of financial risk, including a company’s ability to repay or refinance its debt obligations. This ratio as defined above may not be similar to measures used by other companies, is not a measurement under GAAP and should be considered in addition to, but not as a substitute for, the information contained in our consolidated financial statements.